UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                          June 29, 2007

          MORGAN STANLEY CAPITAL I INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-130684-35	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, 2nd Floor
New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code           (212) 761-4700

                                                                          N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2007, a pooling and servicing agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), was entered into by and among Morgan Stanley Capital I Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer and securities administrator (the “Master Servicer”), and LaSalle Bank National Association as trustee (the “Trustee”) and as custodian.  The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Morgan Stanley Mortgage Loan Trust 2007-11AR (the “MSM 2007-11AR Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-11AR (the “Certificates”).  Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-X, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684).  The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of June 25, 2007 (the “Underwriting Agreement”), between the Registrant, and the Underwriter.  The remaining classes of the Certificates, designated as Class B-4, Class B-5, Class B-6  and Class P (collectively, the “Privately Offered Certificates”), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of June 29, 2007 (the “Certificate Purchase Agreement”).

The mortgage loans backing the Publicly-Offered Certificates (the “MSM Mortgage Loans”) were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) as seller pursuant to a mortgage loan purchase agreement dated as of June 1, 2007 (the “MSMCH Mortgage Loan Purchase Agreement”).  Certain of the mortgage loans were acquired by MSMCH from First National Bank of Nevada (“FNBN”) as seller pursuant to a mortgage loan purchase agreement dated as of April 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCH, FNBN and the Trustee (collectively, the “FNBN Purchase Agreements”).  The remaining mortgage loans backing the Publicly-Offered Certificates were acquired by MSMCH via mortgage loan purchase agreements with originators from each of whom MSMCH purchased mortgage loans that constitute 10% or less of the total pool of MSM Mortgage Loans (the “Underlying Purchase Agreements” and along with the FNBN Purchase Agreements, the “Purchase Agreements”).

Each of the Purchase Agreements contains representations and warranties made by the related seller (FNBN or an originator whose loans constitute less than 10% of the total pool of MSM Mortgage Loans) to MSMCH and to the Depositor with respect to the Mortgage Loans sold by such seller to MSMCH.

The MSMCH Mortgage Loan Purchase Agreement contains representations and warranties made by MSMCH to the Depositor with respect to the Mortgage Loans sold by MSMCH to the Depositor.

 Certain of the mortgage loans for which the Depositor owns the servicing rights are serviced by GMAC Mortgage, LLC (“GMAC LLC”) pursuant to a servicing agreement dated as of January 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement, dated as of June 1, 2007 (collectively, the “GMAC LLC Servicing Agreements”).  The remaining loans are serviced by the respective originators from whom the loans were purchased, pursuant to the terms of the respective Purchase Agreements by which the loans were purchased.

Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a Prospectus Supplement filed on June 29, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant’s Form S-3 registration statement number 333-130684, for the MSM Mortgage Loan Trust 2007-11AR.  The description of those agreements, together with other purchase and servicing agreements identified in that filing, are hereby incorporated herein by reference.  A copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Mortgage Loan Purchase Agreement, the Purchase and Servicing Agreements and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the MSM Mortgage Loan Trust 2007-11AR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 20,  2007

                        MORGAN STANLEY CAPITAL I INC.

                        By: /s/ Valerie Kay
                        Name:  Valerie Kay
                                                            Title:  Executive Director